SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2007
OMNITURE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-52076	87-0619936
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
550 East Timpanogos Circle
Orem, UT 84097

(Address, including zip code, of principal executive offices)
(801) 722-7000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On December 13, 2007, the Registrant issued a press release announcing that the Registrant had completed the acquisition of Offermatica Corporation. A copy of the press release is furnished herewith as Exhibit 99.1.
This information furnished under “Item 7.01. Regulation FD Disclosure,” including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any disclosure document of the Registrant, except as shall be expressly set forth by specific reference in such document.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Text of press release of Omniture, Inc. issued on December 13, 2007.

SIGNATURES
     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNITURE, INC.
	By:	/s/ Shawn Lindquist
Shawn Lindquist
Dated: December 17, 2007		Chief Legal Officer, Senior Vice President and Secretary